UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        November 26, 2007
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                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-12001                   25-1792394
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

  1000 Six PPG Place, Pittsburgh, Pennsylvania                   15222-5479
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (412) 394-2800
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

On November 26, 2007, Allegheny Technologies Incorporated (the "Company") announced that L. Patrick Hassey, Chairman, President and Chief Executive Officer, will speak at the 3rd Annual Bear Stearns Commodities & Capital Goods Conference in New York, NY on November 28, 2007. Mr. Hassey's remarks and presentation slides will be available at 9:30 a.m. (ET) on Wednesday, November 28, 2007 on the Company's website www.alleghenytechnologies.com under the "Investors" tab. Mr. Hassey will also speak at the 2007 Credit Suisse Aerospace and Defense Conference in New York, NY on November 29, 2007. His remarks and presentation slides will be available at 4:15 p.m. (ET) on Thursday, November 29, 2007 on the Company's website www.alleghenytechnologies.com under the "Investors" tab. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          Exhibit 99.1 Press release dated November 26, 2007.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED


                                  By: /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated: November 26, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1 Press release dated November 26, 2007.